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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               __________________


                       Date of Report:  December 19, 2002

                            PAVING STONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           NEVADA                   000-30051            88-0443120
          --------                 -----------          ------------
(State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)       Identification No.)



                         1760 N.W. 22ND COURT                33069
                        Pompano Beach, Florida
            -----------------------------------------     ----------
             (Address of principal executive offices)     (Zip code)



Registrant's  telephone  number,  including  area  code:  (954)  971-3235
                                                         ------------------




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ITEM  9.  REGULATION  FD  DISCLOSURE

     On December 19, 2002, Paving Stone Corporation, a Nevada corporation ("Paving Stone") held an analyst telephone conference call. Paving Stone would like to clarify one of the statements made on the call with respect to the Common Stock Purchase Agreement, dated November 5, 2002 with Fusion Capital Funding II, LLC, whereby Paving Stone may sell $15 million of its common stock to Fusion Capital Fund II, LLC. There are numerous conditions to Paving Stone receiving the funding from Fusion Capital II, LLC as set forth in Section 7 of the Common Stock Purchase Agreement, which is attached as Exhibit 99.1 to Paving Stone Current Report on Form 8-K as filed on November 8, 2002.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      PAVING  STONE  CORPORATION

Date:  December  30,  2002            By:    /s/  Maurice Sigouin
                                             ---------------------
                                      Name:  Maurice  Sigouin
                                      Its:   President






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